Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Trudy Corporation, a Delaware corporation (the "Company"), on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), William W. Burnham, Chief Executive Officer of the Company, and Acting Principal Financial Officer of the Company, respectively, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ William W. Burnham
                                    ---------------------------
                                    William W. Burnham
                                    Principal Executive Officer
                                    Date:  December 22, 2003


                                    /s/ William W. Burnham
                                    ---------------------------
                                    William W. Burnham
                                    Acting Principal Financial Officer
                                    Date:  December 22, 2003

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